UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 28, 2006
Date of Report (Date of earliest event reported)

INVISION CAPITAL, INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-50459	98-0396733
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

Suite 212 – 810 Peace Portal Drive
Blaine, WA	98230
(Address of principal executive offices)	(Zip Code)

(360) 305-5696
Registrant's telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03      AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On August 28, 2006, the directors of Invision Capital, Inc. (the “Company”) amended and restated the Company’s bylaws (the “Amended Bylaws’). The amendment to the bylaws was for the purpose of updating and removing certain outdated and redundant provisions that existed in the Company’s prior bylaws. The changes that were made in the Amended Bylaws encompass, among other things, the following: (i) expanded provisions with respect to shareholders’ meetings including the reduction of quorum requirements and amendments to actions by majority stockholder consent; (ii) amendments to the provisions regarding corporate governance; (iii) expanded provisions with respect to officers and their duties; (iv) changes to provisions with respect to share certificates; (v) the addition of certain dividend provisions; and (vi) addition of notice provisions and other provisions.

The following is a description of the material differences between the Amended Bylaws and the Company’s prior bylaws (the “Prior Bylaws”):

1.

The Company amended the provisions in its bylaws regarding the holding of annual meetings to provide that the annual meeting of the stockholders of the Company will be held on such date and at such time as may be designated from time to time by the Board of Directors. The previous provision stated that the annual meeting would be held on the second week in February of each and every year, at 1:00 p.m.

2.

The Company amended the “Special Meeting” provisions of its bylaws to provide that special meetings of the shareholders may be called for any purpose or purposes by (i) the Chairman of the Board of Directors, (ii) the Chief Executive Officer, or (iii) the Board of Directors. The previous provision allowed the President or the Board of Directors to call such meetings. The amended provision removes the restriction to hold such meeting in the State of Nevada when the meeting is called at the request of stockholders. The amended provision further provides that in case of any special meeting called at the request of the stockholders, the Board of Directors will determine the time and place of such meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. The previous provision did not contain any time restriction. The amended provision further adds that, upon determination of the time and place of the meeting, the officer receiving the request will cause notice to be given to the stockholders. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice.

3.

The Company amended the “Notice of Meeting” provisions of its bylaws to provide that written notice of each meeting of stockholders will be given not less than ten (10) days nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote. The previous provision stated that such notice would be given not less than ten (10) days nor more than fifty (50) days prior to the date of the meeting.

4.

The Company amended the “Quorum” provisions of its bylaws to provide that at all meetings of stockholders, the presence in person or by proxy duly authorized of the holder or holders of not less than 33 1/3 % of the outstanding shares of stock entitled to vote will constitute a quorum. The previous provision stated that a majority of the outstanding shares of the Company entitled to vote would constitute a quorum. The amended provision further provides that where a separate vote by a class or classes or series is required, a majority of the outstanding shares of such class or classes or series present in person or represented by proxy shall constitute a quorum entitled to take action with respect to that vote on the matter and the affirmative vote of the majority of the votes cast by holders of shares will be the act of such class or classes or series.

5.

The Company amended the “Proxies” provisions to provide that only persons in whose names shares stand on the stock records of the Company on the record date will be entitled to vote at meetings of stockholders. The amended provision further provides that no proxy will be voted after six (6) months from its date of creation unless the proxy provides for a longer period, which may not exceed seven (7) years from its date of creation. The previous provision provided that no proxy would be valid after three (3) months from the date of its execution, unless otherwise provided in the proxy.

6.

Article III, Section 9 “Adjournment and Notice of Adjourned Meetings” has been added to the Amended Bylaws to provide that any meeting may be adjourned by either the chairman of the meeting of by the vote of a majority of the shares casting votes. The section further provides that when a meeting is adjourned to another time or place, notice need not be given if the time and place are announced at the adjourned meeting. The section further states that if the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed, a notice of the adjourned meeting needs to be given to each stockholder of record entitled to vote.

7.

The Company amended the provisions regarding the number of directors by increasing the number of directors permitted to fifteen (15) directors. The previous provisions provided that the number of directors of the Company could not be less than one (1) nor more than seven (7).

8.

The Amended Bylaws increase the number of designated officers by adding the positions of the Chairman of the Board of Directors, the Chief Executive Officer, the Chief Financial Officer and the Controller as the Officers of the Company. The amended provision also provides that the Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers, Assistant Controllers and such other officers and agents with such powers and duties as it shall deem necessary. The amended provision no longer requires the offices of president and secretary to be held by different persons if the Company has more than one director. The Amended Bylaws provide that any one person may hold any number of offices at one time unless specifically prohibited by law.

9.

The Company removed provisions in the Prior Bylaws that required the president to be a director of the Company, and that precluded a vice president who was not a director from succeeding or filling the office of president.

10.

The Company amended the share transfer provisions of its bylaws to provide that the Company has the power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Company to restrict the transfer of shares of stock of the Company of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Revised Statutes. The old provision did not provide for the additional power of the Company with respect to share transfers.

11.

The Company amended the “Indemnification” provisions to provide that the Company shall indemnify its directors and officers to the fullest extent not prohibited by the Nevada Revised Statutes provided that the Company shall not be required to indemnify any director or officer in connection with any proceeding initiated by such person unless (i) such indemnification is expressly required to be made by law, (ii) the proceeding was authorized by the Board of Directors of the Company, or (iii) such indemnification is provided by the Company in its sole discretion. The previous provisions did not contain any terms with respect to proceedings initiated by the person to be indemnified.

12.

The Company amended the “Registered Office” provisions of its bylaws to provide that the registered office of the Company shall be in such location as the directors determine in the State of Nevada. The previous provision stated that the registered office was required to be in Carson City, Nevada.

13.

Article III, Section 11 “Joint Owners of Stock” has been added to the Amended Bylaws to provide that if shares or other securities having voting power stand of record in the names of two or more persons, unless written notice to the Secretary is given, their acts have the effect of: (i) if only one (1) votes, this act binds all, (ii) if more than one (1) votes, the act of the majority so voting binds all, and (iii) if more than one (1) votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally.

The above description of the Amended Bylaws does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended Bylaws of the Company, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated by reference herein.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit
Number	Description of Exhibit

3.1	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISION CAPITAL, INC.

Date: August 28, 2006
	By:	/s/ Guenter Thiemann
GUENTER THIEMANN
Chief Financial Officer, and
Treasurer